UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-2743

DWS Strategic Income Fund

(Exact Name of Registrant as Specified in Charter)

222 South Riverside Plaza

Chicago, IL 60606

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	4/30/07

ITEM 1.               REPORT TO STOCKHOLDERS

APRIL 30, 2007

Semiannual Report
to Shareholders

DWS Strategic Income Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Account Management Resources

click here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, may decline and the investor may lose principal value. Additionally, investments by the portfolio in lower-rated bonds present greater risk to principal and income than investments in higher-quality securities. Finally, investing in foreign securities and emerging markets presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary April 30, 2007

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated February 1, 2007 are 1.11%, 1.92% and 1.83% for Class A, Class B and Class C shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended April 30, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 4/30/07
DWS Strategic Income Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	4.39%	9.51%	8.29%	8.78%	5.79%
Class B	3.97%	8.62%	7.35%	7.86%	4.85%
Class C	3.95%	8.57%	7.36%	7.92%	5.00%
Lehman Brothers US Government/Credit Index+	2.47%	7.34%	4.18%	5.29%	6.42%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 4/30/07	$ 4.72	$ 4.72	$ 4.75
10/31/06	$ 4.68	$ 4.68	$ 4.71
Distribution Information: Six Months as of 4/30/07: Income Dividends	$ .14	$ .12	$ .12
Capital Gain Distributions	$ .02	$ .02	$ .02
April Income Dividend	$ .0235	$ .0203	$ .0205
SEC 30-day Yield as of 4/30/07++	4.94%	4.29%	4.43%
Current Annualized Distribution Rate as of 4/30/07++	5.97%	5.16%	5.18%
++ The SEC yield is net investment income per share earned over the month ended April 30, 2007, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on April 30, 2007. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical, not guaranteed, and will fluctuate.
Class A Lipper Rankings — Multi-Sector Income Funds as of 4/30/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	30	of	126	24
3-Year	14	of	109	13
5-Year	29	of	91	32
10-Year	35	of	56	62

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Strategic Income Fund — Class A [] Lehman Brothers US Government/Credit Index+

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 4/30/07
DWS Strategic Income Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,458	$12,127	$14,549	$16,769
	Average annual total return	4.58%	6.64%	7.79%	5.31%
Class B	Growth of $10,000	$10,562	$12,170	$14,496	$16,052
	Average annual total return	5.62%	6.77%	7.71%	4.85%
Class C	Growth of $10,000	$10,857	$12,374	$14,637	$16,287
	Average annual total return	8.57%	7.36%	7.92%	5.00%
Lehman Brothers US Government/Credit Index+	Growth of $10,000	$10,734	$11,307	$12,941	$18,625
	Average annual total return	7.34%	4.18%	5.29%	6.42%

The growth of $10,000 is cumulative.

+ The Lehman Brothers US Government/Credit Index is an unmanaged index comprising intermediate- and long-term government and investment-grade corporate debt securities. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated February 1, 2007 is 0.95% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended April 30, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns may differ by share class.

Average Annual Total Returns as of 4/30/07
DWS Strategic Income Fund	6-Month‡	1 Year	Life of Class*
Class S	4.49%	9.74%	6.05%
Lehman Brothers US Government/Credit Index+	2.47%	7.34%	3.34%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* Class S commenced operations on February 1, 2005. Index returns began on January 31, 2005.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 4/30/07	$ 4.72
10/31/06	$ 4.68
Distribution Information: Six Months as of 4/30/07: Income Dividends	$ .15
Capital Gain Distributions	$ .02
April Income Dividend	$ .0242
SEC 30-day Yield as of 4/30/07++	5.32%
Current Annualized Distribution Rate as of 4/30/07++	6.15%
++ The SEC yield is net investment income per share earned over the month ended April 30, 2007, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on April 30, 2007. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical, not guaranteed, and will fluctuate.
Class S Lipper Rankings — Multi-Sector Income Funds as of 4/30/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	21	of	126	17

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Strategic Income Fund — Class S [] Lehman Brothers US Government/Credit Index+

Comparative Results as of 4/30/07
DWS Strategic Income Fund		1 Year	Life of Class*
Class S	Growth of $10,000	$10,974	$11,406
	Average annual total return	9.74%	6.05%
Lehman Brothers US Government/Credit Index+	Growth of $10,000	$10,734	$10,768
	Average annual total return	7.34%	3.34%

The growth of $10,000 is cumulative.

* Class S commenced operations on February 1, 2005. Index returns began on January 31, 2005.
+ The Lehman Brothers US Government/Credit Index is an unmanaged index comprising intermediate- and long-term government and investment-grade corporate debt securities. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (November 1, 2006 to April 30, 2007).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2007
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 11/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/07	$ 1,043.90	$ 1,039.70	$ 1,039.50	$ 1,044.90
Expenses Paid per $1,000*	$ 5.57	$ 9.76	$ 9.41	$ 4.41
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 11/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/07	$ 1,019.34	$ 1,015.22	$ 1,015.57	$ 1,020.48
Expenses Paid per $1,000*	$ 5.51	$ 9.64	$ 9.30	$ 4.36
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS Strategic Income Fund	1.10%	1.93%	1.86%	.87%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Portfolio Managers Bill Chepolis and Gary Sullivan discuss market conditions and investment strategy during DWS Strategic Income Fund's most recent semiannual period ended April 30, 2007.

Q: How did the fund perform over the six-month period ended April 30, 2007?

A: For the six-month period ended April 30, 2007, the fund's Class A shares provided a 4.39% total return compared with the 2.47% total return of the fund's benchmark, the Lehman Brothers US Government/Credit Index.1 (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for the performance of other share classes and more complete performance information.) The fund slightly underperformed the 4.67% average return of its peers in the Lipper Multi-Sector Income Funds category.2

1 The Lehman Brothers US Government/Credit Index is an unmanaged index comprising intermediate and long-term government and investment-grade corporate debt securities. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
2 The Lipper Multi-Sector Income Funds category includes funds that seek current income by allocating assets among several different fixed-income securities (with no more than 65% in any one sector except for defensive purposes), including US government and foreign governments, with a significant portion of assets in securities rated below investment grade. Category returns assume reinvestment of dividends. It is not possible to invest directly in a Lipper category.

Q: Will you discuss the general market environment for the sectors in which the fund was invested during the period?

A: Conditions over the six-month period were generally supportive of fixed-income investments, and in particular of issues that trade at a yield spread to Treasuries. While noting that controlling inflation was still a primary focus, the US Federal Reserve Board (the Fed) left the overnight fed funds rate at its current 5.25% for the entire period. The yield on the 10-year US Treasury Note ended the period at 4.62%, essentially flat versus its 4.60% level of six months earlier. Overall, US Treasuries posted a return of 2.19% for the period as represented by the Lehman Brothers US Treasury Index.3

3 Lehman Brothers US Treasury Index is an unmanaged index reflecting the performance of all public obligations and does not focus on one particular segment of the Treasury market.

The investment backdrop remained broadly positive for the high-yield and emerging-markets debt markets. Both markets continued to exhibit a firm tone as the fundamental underpinnings of both asset classes remained solid. For the six-month period ended April 30, 2007, high yield returned 7.63% as measured by the Credit Suisse High Yield Index, and emerging markets debt returned 5.09%, as measured by the JP Morgan EMBI Global Diversified Index.4 The high-yield market was helped by a strong economy and low defaults. This strength was seen as high-yield spreads narrowed approximately 55 basis points during the period, nearing historical lows. At the close of the period, the high-yield spread stood at 302 basis points (one basis point equals .01%), versus 357 basis points six months ago.5 Emerging-markets debt securities continued to be supported by high oil prices, a generally stable political backdrop, and continued fundamental improvement. The emerging-markets debt spread-to-worst narrowed 25 basis points to end the period at 178 basis points versus 203 basis points at October 31, 2006.6

4 Credit Suisse High Yield Index is an unmanaged, unleveraged, trader-priced portfolio constructed to mirror the global high-yield debt market.
The JP Morgan EMBI Global Diversified Index is a uniquely weighted version of the EMBI Global Index. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries' eligible current face amounts of debt outstanding. The countries covered in the EMBI Global Diversified Index are identical to those covered by the EMBI Global Index.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
5 The long-term historical spread-to-worst average is based upon the average monthly spread-to-worst of the Credit Suisse High Yield Index from January 31, 1986 to April 30, 2007. The spread to worst reflects a debt issue's yield advantage relative to comparable maturity US Treasuries, taking into account the issue's likely call date and price.
The yield spread is the difference between the yield of a given fixed-income asset class and the yield on Treasuries. A large spread indicates that investors require yields substantially above those of Treasuries in order to invest in high-yield bonds. This is generally indicative of a higher-risk environment. A smaller spread generally indicates a more positive environment, since investors are less concerned about risk and therefore willing to accept lower yields in order to invest in high-yield bonds.
6 The long-term historical spread-to-worst average is based upon the average monthly spread-to-worst of the JP Morgan EMBI Global Diversified Index from December 31, 1997 to April 30, 2007. The spread to worst reflects a debt issue's yield advantage relative to comparable maturity US Treasuries, taking into account the issue's likely call date and price.
The yield spread is the difference between the yield of a given fixed-income asset class and the yield on Treasuries. A large spread indicates that investors require yields substantially above those of Treasuries in order to invest in high-yield bonds. This is generally indicative of a higher-risk environment. A smaller spread generally indicates a more positive environment, since investors are less concerned about risk and therefore willing to accept lower yields in order to invest in emerging-markets debt bonds.

Q: How did the fund's sector allocations and country selection affect performance?

A: The fund maintained overweight exposures in both high-yield and emerging-markets bonds throughout the six months, and this positioning was one of the larger contributors to relative performance during the period.7 Throughout the period, we viewed high-yield and emerging-markets debt spreads as providing fair value. This view, coupled with our opinion that the fundamentals supporting both markets' debt remained sound, led us to keep our overweight to these asset classes.

7 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

At the end of the period, approximately 38.5% of the fund was invested in the high-yield market. This sector continued to benefit from low defaults and a strong equity market backdrop. Performance of a number of our holdings benefited from their being called at a premium, as high-yield issuers found ready access to less expensive refinancing via loans. On the downside, the fund was overweight in lower-risk issues that were trading on the basis of their callable date, which lagged given the overall strength in the high-yield market. In addition, we were underweight in distressed and defaulted issues, which generally outperformed over the period given the market's appetite for risk.

Emerging-markets holdings constituted about 21% of the fund at the end of April. Continued investor appetite for risk along with ongoing demand for oil and other commodities supported emerging-markets debt returns over the six months. The emerging-markets debt universe can be roughly divided into two groups: relatively low-risk countries whose issues trade at a spread of under 100 basis points versus US Treasuries, and higher-risk, higher-spread issuers. Our focus has been on the latter group, which includes such countries as Brazil, Peru and Uruguay. This positioning worked well for the fund, as these countries benefited from a supportive macroeconomic backdrop. In addition, we had local currency exposure in Brazil, which helped performance as the real was bolstered by that nation's success in reducing debt levels and in managing its current account deficit. Early in the period, we sold our Ecuador bonds on talk by that country's incoming government of possible default, and this contributed positively to the fund's relative performance for the six months.

About 23% of the fund was invested in the US investment grade market at the end of the period. For this portion of the fund, we generally hold a mix of US Treasuries and Agencies, and vary those weightings as Agencies richen or cheapen relative to US Treasuries. During the period, we added a weighting to commercial mortgage-backed securities to gain incremental yield, and this hindered performance slightly as spreads on these issues have widened out somewhat from where we purchased them. Our duration and corresponding exposure to interest rate changes are slightly lower than the market.

Q: How did the fund's currency stance influence performance?

A: At period end, approximately 15% of the portfolio was invested in non-dollar assets. With respect to these holdings, we have focused primarily on the higher-yielding issuers within the European Union. As the period progressed, we decreased our euro exposure as we felt it had approached levels versus the dollar where it would find resistance to further gains. Our non-dollar exposure was a slight negative with respect to the fund's relative performance over the period.

In addition, we use DWS's global asset allocation strategy to seek to enhance the fund's return. This strategy involves using a highly structured and disciplined approach to identify and benefit from short- and medium-term disparities in the global bond and currency markets. Though there can be no guarantee, this management process is intended to create a portfolio of bond and currency positions that seeks to generate returns for the fund that exceed those that could be achieved without this global asset allocation strategy. During the period, this strategy added marginally to fund returns.

Q: What is your current assessment of the fixed-income environment?

A: The yield advantage provided by both high-yield and emerging-markets issues remains relatively narrow measured by their historical long-term averages. That said, the fundamentals of high-yield and emerging-markets debt remain sound, and both asset classes continue to offer a yield advantage over US and foreign government and corporate securities. Therefore, we see this exposure as likely to remain beneficial as we enter the second half of the fiscal period. With respect to our high-quality domestic holdings, we see a benign environment as economic growth in the US appears to have moderated and the Fed seems to be on hold for the time being.

Going forward, we will continue to monitor the global economy as well as the relative value provided by sovereign, emerging markets and high-yield issuers. We will continue to opportunistically add to, or subtract from, the fund's exposures in these asset classes in an effort to enhance yield and deliver strong risk-adjusted returns.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Asset Allocation (Excludes Securities Lending Collateral)	4/30/07	10/31/06

Government & Agency Obligations	54%	48%
Corporate Bonds	38%	38%
Cash Equivalents	5%	14%
Commerical and Non-Agency Mortgage-Backed Securities	3%	—
	100%	100%
Quality (Excludes Securities Lending Collateral)	4/30/07	10/31/06

AAA*	32%	27%
AA	2%	1%
A	6%	5%
BBB	4%	5%
BB	17%	16%
B	25%	25%
CCC and CC	8%	8%
Not Rated	6%	13%
	100%	100%
* Includes cash equivalents
Interest Rate Sensitivity	4/30/07	10/31/06

Average maturity	7.2 years	7.1 years
Average duration	5.8 years	5.1 years

Asset allocation, quality and interest rate sensitivity are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

For more complete details about the Fund's investment portfolio, see page 18. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of April 30, 2007 (Unaudited)

	Principal Amount ($)(a)	Value ($)

Corporate Bonds 36.3%
Consumer Discretionary 7.8%
AAC Group Holding Corp., 14.75%, 10/1/2012 (PIK) (b)	160,508	176,559
Affinia Group, Inc., 9.0%, 11/30/2014	320,000	329,600
AMC Entertainment, Inc., 8.0%, 3/1/2014	480,000	490,800
American Achievement Corp., 8.25%, 4/1/2012	110,000	111,925
American Media Operations, Inc., Series B, 10.25%, 5/1/2009 (b)	155,000	146,088
Asbury Automotive Group, Inc.:
144A, 7.625%, 3/15/2017	260,000	261,300
8.0%, 3/15/2014	110,000	112,200
Ashtead Holdings PLC, 144A, 8.625%, 8/1/2015	185,000	193,325
Buffets, Inc., 12.5%, 11/1/2014	80,000	84,000
Burlington Coat Factory Warehouse Corp., 11.125%, 4/15/2014 (b)	215,000	228,975
Cablevision Systems Corp., Series B, 9.82%**, 4/1/2009	90,000	95,400
Caesars Entertainment, Inc., 8.875%, 9/15/2008	245,000	254,494
Charter Communications Holdings LLC:
10.25%, 9/15/2010	1,080,000	1,150,200
Series B, 10.25%, 9/15/2010	275,000	292,187
11.0%, 10/1/2015	1,002,000	1,064,625
Cirsa Capital Luxembourg, 144A, 7.875%, 7/15/2012 EUR	165,000	227,419
Cooper-Standard Automotive, Inc., 8.375%, 12/15/2014 (b)	255,000	233,325
CSC Holdings, Inc.:
7.25%, 7/15/2008	170,000	173,400
7.875%, 12/15/2007	590,000	597,375
Series B, 8.125%, 7/15/2009	70,000	72,800
Series B, 8.125%, 8/15/2009	80,000	83,200
Denny's Corp. Holdings, Inc., 10.0%, 10/1/2012	75,000	80,063
Dex Media East LLC/Financial, 12.125%, 11/15/2012	1,625,000	1,771,250
Dollarama Group LP, 144A, 11.12%**, 8/15/2012	180,000	182,475
EchoStar DBS Corp.:
6.625%, 10/1/2014	335,000	340,025
7.125%, 2/1/2016	260,000	270,725
Foot Locker, Inc., 8.5%, 1/15/2022	80,000	82,400
Ford Motor Co., 7.45%, 7/16/2031 (b)	215,000	170,119
French Lick Resorts & Casinos, 144A, 10.75%, 4/15/2014 (b)	790,000	665,575
General Motors Corp.:
7.2%, 1/15/2011 (b)	545,000	520,475
7.4%, 9/1/2025 (b)	195,000	163,556
8.375%, 7/15/2033 (b)	720,000	650,700
Goodyear Tire & Rubber Co., 11.25%, 3/1/2011	1,255,000	1,371,087
Great Canadian Gaming Corp., 144A, 7.25%, 2/15/2015	220,000	223,575
Gregg Appliances, Inc., 9.0%, 2/1/2013 (b)	95,000	100,938
Group 1 Automotive, Inc., 8.25%, 8/15/2013	110,000	113,850
Hanesbrands, Inc., 144A, 8.735%**, 12/15/2014	335,000	344,212
Hertz Corp.:
8.875%, 1/1/2014	440,000	474,100
10.5%, 1/1/2016 (b)	115,000	131,100
ION Media Networks, Inc., 144A, 11.606%**, 1/15/2013	195,000	202,800
Isle of Capri Casinos, Inc., 7.0%, 3/1/2014	780,000	768,300
Jacobs Entertainment, Inc., 9.75%, 6/15/2014	370,000	390,350
Jafra Cosmetics International, Inc., 10.75%, 5/15/2011	655,000	690,206
Jarden Corp., 7.5%, 5/1/2017	255,000	261,056
Kabel Deutschland GmbH, 10.625%, 7/1/2014	150,000	167,625
Liberty Media LLC:
5.7%, 5/15/2013	30,000	28,664
8.25%, 2/1/2030 (b)	190,000	190,465
8.5%, 7/15/2029	310,000	315,418
Majestic Star Casino LLC, 9.5%, 10/15/2010	40,000	42,100
Mediacom Broadband LLC, 8.5%, 10/15/2015 (b)	10,000	10,400
MediMedia USA, Inc., 144A, 11.375%, 11/15/2014	115,000	122,475
Metaldyne Corp.:
10.0%, 11/1/2013 (b)	155,000	159,650
11.0%, 6/15/2012 (b)	75,000	73,875
MGM MIRAGE:
6.75%, 9/1/2012	90,000	90,113
8.375%, 2/1/2011	190,000	201,638
9.75%, 6/1/2007	265,000	295,906
MTR Gaming Group, Inc., Series B, 9.75%, 4/1/2010	335,000	351,750
NCL Corp., 10.625%, 7/15/2014	80,000	79,600
Norcraft Holdings/Capital, Step-up Coupon, 0% to 9/1/2008, 9.75% to 9/1/2012	530,000	482,300
Pinnacle Entertainment, Inc., 8.75%, 10/1/2013 (b)	225,000	237,375
Pokagon Gaming Authority, 144A, 10.375%, 6/15/2014	95,000	106,400
Premier Entertainment Biloxi LLC/Finance, 10.75%, 2/1/2012	1,265,000	1,309,275
PRIMEDIA, Inc., 8.875%, 5/15/2011	220,000	226,600
Quebecor World, 144A, 9.75%, 1/15/2015	180,000	189,900
Quiksilver, Inc., 6.875%, 4/15/2015	300,000	292,500
Reader's Digest Association, Inc., 144A, 9.0%, 2/15/2017	155,000	151,900
Sbarro, Inc., 144A, 10.375%, 2/1/2015	130,000	136,175
Seminole Hard Rock Entertainment, Inc., 144A, 7.848%**, 3/15/2014	260,000	266,500
Simmons Co., Step-up Coupon, 0% to 12/15/2009, 10.0% to 12/15/2014	445,000	374,356
Sinclair Broadcast Group, Inc., 8.0%, 3/15/2012	260,000	269,750
Sirius Satellite Radio, Inc., 9.625%, 8/1/2013	490,000	490,000
Six Flags, Inc., 9.75%, 4/15/2013	320,000	313,600
Sonic Automotive, Inc., Series B, 8.625%, 8/15/2013	110,000	114,675
Station Casinos, Inc., 6.5%, 2/1/2014	285,000	268,256
Telenet Group Holding NV, 144A, Step-up Coupon, 0% to 12/15/2008, 11.5% to 6/15/2014	894,000	838,125
The Bon-Ton Department Stores, Inc., 10.25%, 3/15/2014 (b)	215,000	232,738
Toys "R" Us, Inc., 7.375%, 10/15/2018	185,000	162,800
Travelport LLC, 144A, 9.985%**, 9/1/2014	110,000	113,575
Trump Entertainment Resorts, Inc., 8.5%, 6/1/2015 (b)	475,000	477,969
TRW Automotive, Inc., 144A, 7.0%, 3/15/2014 (b)	315,000	311,850
United Auto Group, Inc., 144A, 7.75%, 12/15/2016	545,000	553,175
Unity Media GmbH, 144A, 10.375%, 2/15/2015	150,000	158,625
Univision Communications, Inc., 144A, 9.75%, 3/15/2015 (PIK) (b)	365,000	366,369
Vitro, SA de CV:
144A, 8.625%, 2/1/2012 (b)	75,000	77,738
144A, 9.125%, 2/1/2017	220,000	230,450
Series A, 11.75%, 11/1/2013	85,000	95,200
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	155,000	157,325
XM Satellite Radio, Inc., 9.75%, 5/1/2014 (b)	995,000	997,487
Young Broadcasting, Inc., 8.75%, 1/15/2014	1,055,000	1,028,625
		29,509,426
Consumer Staples 1.1%
Alliance One International, Inc., 144A, 8.5%, 5/15/2012	115,000	118,738
Cerveceria Nacional Dominicana, 144A, 8.0%, 3/27/2014	255,000	263,287
Del Laboratories, Inc., 8.0%, 2/1/2012	190,000	178,125
Delhaize America, Inc.:
8.05%, 4/15/2027	75,000	79,923
9.0%, 4/15/2031	945,000	1,151,293
General Nutrition Center, 144A, 9.796%** 3/15/2014 (PIK)	260,000	254,475
Harry & David Holdings, Inc., 10.36%**, 3/1/2012	235,000	239,113
North Atlantic Trading Co., 9.25%, 3/1/2012	525,000	488,775
Pilgrim's Pride Corp., 7.625%, 5/1/2015	95,000	96,188
Rite Aid Corp., 7.5%, 3/1/2017	365,000	364,087
Tereos Europe, 144A, 6.375%, 4/15/2014 EUR	185,000	257,661
Viskase Co., Inc., 11.5%, 6/15/2011	840,000	848,400
		4,340,065
Energy 4.2%
Belden & Blake Corp., 8.75%, 7/15/2012	905,000	932,150
Chaparral Energy, Inc., 8.5%, 12/1/2015	255,000	258,825
Chesapeake Energy Corp.:
6.25%, 1/15/2018	235,000	233,237
6.875%, 1/15/2016	590,000	600,325
7.75%, 1/15/2015 (b)	105,000	109,725
Cimarex Energy Co., 7.125%, 5/1/2017	185,000	186,850
Complete Production Services, Inc., 144A, 8.0%, 12/15/2016	320,000	330,800
Delta Petroleum Corp., 7.0%, 4/1/2015 (b)	490,000	445,900
Denbury Resources, Inc., 7.5%, 12/15/2015	75,000	76,313
Dynegy Holdings, Inc.:
6.875%, 4/1/2011 (b)	75,000	75,563
7.625%, 10/15/2026	210,000	206,062
8.375%, 5/1/2016 (b)	500,000	526,875
El Paso Production Holding Corp., 7.75%, 6/1/2013	340,000	357,958
Energy Partners Ltd., 144A, 9.75%, 4/15/2014	150,000	152,625
Frontier Oil Corp., 6.625%, 10/1/2011	170,000	170,425
Gaz Capital (Gazprom), 144A, 6.51%, 3/7/2022	785,000	807,569
Mariner Energy, Inc., 8.0%, 5/15/2017	150,000	150,937
OPTI Canada, Inc., 144A, 8.25%, 12/15/2014	215,000	227,362
Peabody Energy Corp., 7.375%, 11/1/2016	155,000	163,719
Pemex Project Funding Master Trust:
Series REG S, 6.375%, 8/5/2016 EUR	100,000	150,360
7.375%, 12/15/2014	900,000	1,006,200
8.0%, 11/15/2011	1,920,000	2,129,280
9.5%, 9/15/2027	720,000	995,400
Petronas Capital Ltd., Series REG S, 7.875%, 5/22/2022	290,000	357,880
Plains Exploration & Production Co., 7.0%, 3/15/2017	115,000	115,144
Quicksilver Resources, Inc., 7.125%, 4/1/2016	145,000	144,275
Sabine Pass LNG LP:
144A, 7.25%, 11/30/2013	100,000	102,250
144A, 7.5%, 11/30/2016	185,000	189,625
Secunda International Ltd., 13.36%**, 9/1/2012	270,000	280,125
Stone Energy Corp.:
6.75%, 12/15/2014	615,000	575,025
144A, 8.106%**, 7/15/2010	615,000	615,000
Tennessee Gas Pipeline Co., 7.625%, 4/1/2037	180,000	210,446
Transmeridian Exploration, Inc., 12.0%, 12/15/2010 (b)	375,000	367,500
Whiting Petroleum Corp., 7.0%, 2/1/2014	75,000	72,938
Williams Companies, Inc.:
8.125%, 3/15/2012	1,395,000	1,520,550
8.75%, 3/15/2032	590,000	686,612
Williams Partners LP, 144A, 7.25%, 2/1/2017	180,000	190,350
		15,722,180
Financials 5.6%
Alamosa Delaware, Inc., 11.0%, 7/31/2010	240,000	255,623
Ashton Woods USA LLC, 9.5%, 10/1/2015	520,000	499,850
Buffalo Thunder Development Authority, 144A, 9.375%, 12/15/2014	110,000	113,025
CEVA Group PLC:
144A, 8.5%, 12/1/2014 EUR	180,000	254,848
144A, 10.0%, 12/1/2016 EUR	105,000	154,035
Codere Finance Luxembourg SA, 144A, 8.25%, 6/15/2015 EUR	175,000	258,217
Conproca SA de CV, Series REG S, 12.0%, 6/16/2010	840,000	959,700
Doral Financial Corp., 6.188%**, 7/20/2007	155,000	149,670
E*TRADE Financial Corp.:
7.375%, 9/15/2013	130,000	135,688
7.875%, 12/1/2015 (b)	110,000	118,663
8.0%, 6/15/2011	270,000	283,837
Ford Motor Credit Co.:
7.25%, 10/25/2011	1,395,000	1,366,384
7.375%, 10/28/2009	2,695,000	2,697,086
7.875%, 6/15/2010	685,000	688,639
8.0%, 12/15/2016	100,000	97,797
8.105%**, 1/13/2012	175,000	172,605
GMAC LLC:
6.875%, 9/15/2011	3,220,000	3,230,822
8.0%, 11/1/2031	1,294,000	1,388,895
Hawker Beechcraft Acquisition Co.:
144A, 8.5%, 4/1/2015	275,000	290,125
144A, 8.875%, 4/1/2015 (PIK) (b)	350,000	368,375
144A, 9.75%, 4/1/2017 (b)	205,000	219,863
Hexion US Finance Corp., 144A, 9.75%, 11/15/2014	155,000	167,400
Idearc, Inc., 144A, 8.0%, 11/15/2016	1,080,000	1,125,900
Inmarsat Finance PLC, Step-up Coupon, 0% to 11/15/2008, 10.375% to 11/15/2012	230,000	218,500
iPayment, Inc., 9.75%, 5/15/2014	160,000	166,600
K&F Acquisition, Inc., 7.75%, 11/15/2014	75,000	80,250
KAR Holdings, Inc.:
144A, 8.75%, 5/1/2014	205,000	210,638
144A, 10.0%, 5/1/2015	260,000	269,425
New ASAT (Finance) Ltd., 9.25%, 2/1/2011	200,000	172,000
Petroplus Finance Ltd.:
144A, 6.75%, 5/1/2014	180,000	180,900
144A, 7.0%, 5/1/2017	180,000	181,575
Pinnacle Foods Finance LLC:
144A, 9.25%, 4/1/2015	150,000	150,000
144A, 10.625%, 4/1/2017 (b)	150,000	150,375
Poster Financial Group, Inc., 8.75%, 12/1/2011	635,000	660,400
R.H. Donnelly Finance Corp., 10.875%, 12/15/2012	660,000	714,450
Realogy Corp.:
144A, 10.5%, 4/15/2014 (b)	75,000	75,094
144A, 12.375%, 4/15/2015 (b)	75,000	75,000
Sally Holdings LLC, 144A, 9.25%, 11/15/2014	385,000	400,400
Triad Acquisition Corp., Series B, 11.125%, 5/1/2013	285,000	271,462
U.S.I. Holdings Corp.:
144A, 9.23%**, 11/15/2014	110,000	110,550
144A, 9.75%, 5/15/2015	150,000	153,000
UCI Holding Co., Inc., 144A, 12.355%**, 12/15/2013 (PIK)	221,276	225,702
Universal City Development, 11.75%, 4/1/2010	955,000	1,014,687
Wimar Opco LLC, 144A, 9.625%, 12/15/2014	510,000	517,650
Yankee Acquisition Corp.:
144A, 8.5%, 2/15/2015	145,000	148,806
144A, 9.75%, 2/15/2017 (b)	55,000	56,650
		21,201,161
Health Care 1.0%
Advanced Medical Optics, Inc., 144A, 7.5%, 5/1/2017	260,000	267,800
HCA, Inc.:
6.5%, 2/15/2016 (b)	205,000	178,606
144A, 9.125%, 11/15/2014	305,000	329,400
144A, 9.25%, 11/15/2016	630,000	686,700
HEALTHSOUTH Corp.:
144A, 10.75%, 6/15/2016 (b)	360,000	392,400
144A, 11.354%**, 6/15/2014 (b)	60,000	65,250
Omnicare, Inc., 6.125%, 6/1/2013	75,000	72,188
PTS Acquisition, 144A, 9.5%, 4/15/2015 (PIK)	150,000	153,375
Sun Healthcare Group, Inc., 144A, 9.125%, 4/15/2015	185,000	192,400
Tenet Healthcare Corp., 9.25%, 2/1/2015	965,000	965,000
The Cooper Companies, Inc., 144A, 7.125%, 2/15/2015	365,000	372,300
Vanguard Health Holding Co. II, LLC, 9.0%, 10/1/2014	110,000	113,987
		3,789,406
Industrials 3.9%
Aleris International, Inc., 144A, 9.0%, 12/15/2014 (PIK)	255,000	270,619
Allied Security Escrow Corp., 11.375%, 7/15/2011	300,000	304,500
Allied Waste North America, Inc., Series B, 9.25%, 9/1/2012	728,000	768,040
American Color Graphics, 10.0%, 6/15/2010	285,000	239,400
American Railcar Industries, Inc., 144A, 7.5%, 3/1/2014	200,000	207,250
ARAMARK Corp.:
144A, 8.5%, 2/1/2015	220,000	230,175
144A, 8.86%**, 2/1/2015	110,000	113,025
Baldor Electric Co., 8.625%, 2/15/2017	185,000	197,487
Belden CDT, Inc., 144A, 7.0%, 3/15/2017	185,000	189,207
Bombardier, Inc.:
144A, 6.3%, 5/1/2014	175,000	168,875
144A, 6.75%, 5/1/2012	100,000	100,500
144A, 8.0%, 11/15/2014	110,000	115,500
Browning-Ferris Industries, 7.4%, 9/15/2035	540,000	519,750
Building Materials Corp. of America, 7.75%, 8/1/2014 (b)	110,000	108,900
Cenveo Corp., 7.875%, 12/1/2013	455,000	456,137
Clarke American Corp., 144A, 9.5%, 5/15/2015	185,000	186,619
Collins & Aikman Floor Cover, Series B, 9.75%, 2/15/2010 (b)	580,000	590,150
Congoleum Corp., 8.625%, 8/1/2008*	480,000	439,200
DRS Technologies, Inc.:
6.625%, 2/1/2016	100,000	101,000
7.625%, 2/1/2018 (b)	515,000	539,462
Education Management LLC, 8.75%, 6/1/2014	155,000	163,913
Esco Corp.:
144A, 8.625%, 12/15/2013	360,000	379,800
144A, 9.23%**, 12/15/2013	250,000	258,750
General Cable Corp.:
144A, 7.125%, 4/1/2017	195,000	197,925
144A, 7.725%**, 4/1/2015	270,000	272,700
Great Lakes Dredge & Dock Co., 7.75%, 12/15/2013	75,000	74,063
Iron Mountain, Inc., 8.75%, 7/15/2018 (b)	130,000	141,050
K. Hovnanian Enterprises, Inc.:
6.25%, 1/15/2016 (b)	590,000	529,525
8.875%, 4/1/2012 (b)	665,000	651,700
Kansas City Southern:
7.5%, 6/15/2009	105,000	107,363
9.5%, 10/1/2008	1,225,000	1,281,656
Kansas City Southern de Mexico SA de CV:
144A, 7.625%, 12/1/2013	520,000	529,100
9.375%, 5/1/2012	395,000	426,600
12.5%, 6/15/2012	430,000	459,240
Manitowoc Co., Inc., 7.125%, 11/1/2013 (b)	110,000	112,750
Millennium America, Inc., 9.25%, 6/15/2008	275,000	284,625
Mobile Services Group, Inc., 144A, 9.75%, 8/1/2014	350,000	379,750
Navios Maritime Holdings, 144A, 9.5%, 12/15/2014 (b)	290,000	305,225
Panolam Industries International, Inc., 144A, 10.75%, 10/1/2013	115,000	123,050
Rainbow National Services LLC, 144A, 10.375%, 9/1/2014	60,000	67,575
RBS Global & Rexnord Corp., 9.5%, 8/1/2014	110,000	117,700
Seitel, Inc., 144A, 9.75%, 2/15/2014	365,000	371,387
Ship Finance International Ltd., 8.5%, 12/15/2013	175,000	180,250
Steel Dynamics, Inc., 144A, 6.75%, 4/1/2015	155,000	155,388
Titan International, Inc., 144A, 8.0%, 1/15/2012	540,000	558,900
TransDigm, Inc., 144A, 7.75%, 7/15/2014	110,000	114,125
United Rentals North America, Inc., 7.0%, 2/15/2014 (b)	365,000	372,300
Vangent, Inc., 144A, 9.625%, 2/15/2015	145,000	147,323
Xerox Capital Trust I, 8.0%, 2/1/2027 (b)	120,000	122,400
		14,731,929
Information Technology 1.6%
Alion Science & Technology Corp., 144A, 10.25%, 2/1/2015	145,000	152,613
Compagnie Generale de Geophysique-Veritas:
7.5%, 5/15/2015	75,000	78,750
7.75%, 5/15/2017	185,000	195,638
Freescale Semiconductor, Inc., 144A, 8.875%, 12/15/2014	180,000	180,225
L-3 Communications Corp.:
5.875%, 1/15/2015	835,000	813,081
Series B, 6.375%, 10/15/2015	270,000	268,650
Lucent Technologies, Inc., 6.45%, 3/15/2029	1,240,000	1,128,400
Sanmina-SCI Corp., 8.125%, 3/1/2016 (b)	370,000	362,137
Seagate Technology HDD Holdings, 6.8%, 10/1/2016	360,000	356,850
SunGard Data Systems, Inc., 10.25%, 8/15/2015	625,000	687,500
UGS Corp., 10.0%, 6/1/2012	590,000	643,100
Unisys Corp., 7.875%, 4/1/2008	1,045,000	1,050,225
		5,917,169
Materials 4.8%
Appleton Papers, Inc., 8.125%, 6/15/2011	110,000	114,263
ARCO Chemical Co., 9.8%, 2/1/2020	1,845,000	2,167,875
Associated Materials, Inc., Step-up Coupon, 0% to 3/1/2009, 11.25% to 3/1/2014 (b)	365,000	273,750
Cascades, Inc., 7.25%, 2/15/2013	530,000	537,950
Chemtura Corp., 6.875%, 6/1/2016	365,000	359,525
CPG International I, Inc.:
10.5%, 7/1/2013	530,000	556,500
12.117%**, 7/1/2012	120,000	123,900
Equistar Chemical Funding, 10.625%, 5/1/2011	400,000	422,000
Exopack Holding Corp., 11.25%, 2/1/2014	565,000	611,612
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 4/1/2017	295,000	322,656
GEO Specialty Chemicals, Inc., 144A, 13.36%**, 12/31/2009 (f)	1,097,000	905,025
Georgia-Pacific Corp., 144A, 7.125%, 1/15/2017	125,000	125,625
Gibraltar Industries, Inc., Series B, 8.0%, 12/1/2015	185,000	186,388
Hexcel Corp., 6.75%, 2/1/2015	745,000	746,862
Huntsman LLC, 11.625%, 10/15/2010	892,000	961,130
Ineos Group Holdings PLC, 144A, 7.875%, 2/15/2016 EUR	145,000	186,991
International Coal Group, Inc., 10.25%, 7/15/2014	230,000	234,887
Koppers Holdings, Inc., Step-up Coupon, 0% to 11/15/2009, 9.875% to 11/15/2014	490,000	416,500
Lyondell Chemical Co., 10.5%, 6/1/2013 (b)	130,000	142,513
MacDermid, Inc., 144A, 9.5%, 4/15/2017	190,000	197,125
Massey Energy Co.:
6.625%, 11/15/2010	435,000	439,894
6.875%, 12/15/2013	410,000	395,650
Metals USA Holding Corp., 144A, 11.356%**, 1/15/2012 (PIK)	220,000	217,800
Momentive Performance Materials, Inc.:
144A, 9.75%, 12/1/2014	290,000	306,675
144A, 11.5%, 12/1/2016 (b)	110,000	117,288
Mueller Holdings, Inc., Step-up Coupon, 0% to 4/15/2009, 14.75% to 4/15/2014	907,000	848,045
Neenah Foundry Co., 9.5%, 1/1/2017	185,000	187,775
NewMarket Corp., 144A, 7.125%, 12/15/2016	430,000	430,000
Novelis, Inc., 7.25%, 2/15/2015	695,000	732,356
OI European Group BV, 144A, 6.875%, 3/31/2017 EUR	220,000	310,731
Omnova Solutions, Inc., 11.25%, 6/1/2010	905,000	958,169
Oxford Automotive, Inc., 144A, 12.0%, 10/15/2010*	798,203	11,973
Pliant Corp., 11.625%, 6/15/2009 (PIK)	5	6
Radnor Holdings Corp., 11.0%, 3/15/2010*	100,000	375
Rhodia SA:
144A, 6.718%**, 10/15/2013 EUR	280,000	391,693
8.875%, 6/1/2011	201,000	210,045
Rockwood Specialties Group, Inc., 10.625%, 5/15/2011	142,000	149,810
Smurfit-Stone Container Enterprises, Inc., 144A, 8.0%, 3/15/2017	375,000	373,125
Tembec Industries, Inc., 8.625%, 6/30/2009	180,000	114,300
Terra Capital, Inc., 144A, 7.0%, 2/1/2017	575,000	563,500
The Mosaic Co., 144A, 7.375%, 12/1/2014	330,000	343,200
TriMas Corp., 9.875%, 6/15/2012	515,000	534,312
United States Steel Corp., 9.75%, 5/15/2010	352,000	369,600
Witco Corp., 6.875%, 2/1/2026	130,000	113,100
Wolverine Tube, Inc., 10.5%, 4/1/2009	310,000	314,262
		18,026,761
Telecommunication Services 3.3%
American Cellular Corp., Series B, 10.0%, 8/1/2011	44,000	46,475
BCM Ireland Preferred, 144A, 10.814%**, 2/15/2017 (PIK) EUR	185,000	260,034
Cell C Property Ltd., 144A, 11.0%, 7/1/2015	730,000	753,725
Centennial Communications Corp.:
10.0%, 1/1/2013 (b)	425,000	460,062
10.125%, 6/15/2013	145,000	156,600
Cincinnati Bell, Inc.:
7.25%, 7/15/2013	730,000	759,200
8.375%, 1/15/2014 (b)	470,000	481,162
Citizens Communications Co., 144A, 6.625%, 3/15/2015	260,000	259,675
Digicel Group Ltd.:
144A, 8.875%, 1/15/2015 (b)	100,000	98,125
144A, 9.125%, 1/15/2015 (PIK) (b)	100,000	97,000
Dobson Cellular Systems, 9.875%, 11/1/2012	295,000	322,288
Dobson Communications Corp., 8.875%, 10/1/2013	255,000	262,969
Embratel, Series B, 11.0%, 12/15/2008	79,000	85,221
Grupo Iusacell SA de CV, Series B, 10.0%, 7/15/2004*	115,000	116,150
Hellas Telecom V, 144A, 7.468%**, 10/15/2012 EUR	100,000	139,365
Insight Midwest LP, 9.75%, 10/1/2009	122,000	123,983
Intelsat Bermuda Ltd.:
8.872%**, 1/15/2015	40,000	40,900
9.25%, 6/15/2016	110,000	121,000
11.25%, 6/15/2016	310,000	353,787
Intelsat Corp., 9.0%, 6/15/2016	130,000	142,513
Intelsat Ltd., 5.25%, 11/1/2008	315,000	309,094
Intelsat Subsidiary Holding Co., Ltd., 8.25%, 1/15/2013	360,000	374,400
iPCS, Inc., 144A, 7.48%**, 5/1/2013	100,000	100,500
MasTec, Inc., 144A, 7.625%, 2/1/2017	255,000	257,550
MetroPCS Wireless, Inc., 144A, 9.25%, 11/1/2014	290,000	309,575
Millicom International Cellular SA, 10.0%, 12/1/2013	295,000	323,762
Mobifon Holdings BV, 12.5%, 7/31/2010	920,000	992,450
Nextel Communications, Inc., Series D, 7.375%, 8/1/2015	1,040,000	1,075,854
Nortel Networks Ltd.:
144A, 9.606%**, 7/15/2011	345,000	369,150
144A, 10.125%, 7/15/2013	325,000	358,312
144A, 10.75%, 7/15/2016	240,000	270,000
Orascom Telecom Finance, 144A, 7.875%, 2/8/2014 (b)	140,000	138,250
Qwest Corp., 7.25%, 9/15/2025	510,000	527,850
Rural Cellular Corp., 9.875%, 2/1/2010	350,000	370,125
Stratos Global Corp., 9.875%, 2/15/2013 (b)	150,000	162,375
SunCom Wireless Holdings, Inc., 8.5%, 6/1/2013 (b)	413,000	431,069
US Unwired, Inc., Series B, 10.0%, 6/15/2012	455,000	496,238
Virgin Media Finance PLC, 8.75%, 4/15/2014	620,000	651,000
Windstream Corp., 8.625%, 8/1/2016	20,000	21,950
		12,619,738
Utilities 3.0%
AES Corp., 144A, 8.75%, 5/15/2013	1,800,000	1,919,250
Allegheny Energy Supply Co. LLC, 144A, 8.25%, 4/15/2012	1,290,000	1,399,650
CMS Energy Corp., 8.5%, 4/15/2011	1,160,000	1,265,850
Intergas Finance BV, Series REG S, 6.875%, 11/4/2011	1,145,000	1,188,808
Mirant Americas Generation LLC, 8.3%, 5/1/2011	130,000	137,475
Mirant North America LLC, 7.375%, 12/31/2013	140,000	148,050
Mission Energy Holding Co., 13.5%, 7/15/2008	1,055,000	1,152,587
NRG Energy, Inc.:
7.25%, 2/1/2014	550,000	569,250
7.375%, 2/1/2016	1,225,000	1,272,469
PSE&G Energy Holdings LLC, 10.0%, 10/1/2009	1,335,000	1,455,150
Regency Energy Partners LP, 144A, 8.375%, 12/15/2013	375,000	386,250
Sierra Pacific Resources:
6.75%, 8/15/2017	445,000	456,546
8.625%, 3/15/2014 (b)	80,000	86,126
		11,437,461
Total Corporate Bonds (Cost $135,999,759)		137,295,296

Commercial and Non-Agency Mortgage-Backed Securities 2.9%
Credit Suisse Mortgage Capital Certificates, "A2", Series 2007-C1, 5.268%, 2/15/2040	3,719,000	3,722,986
Greenwich Capital Commercial Funding Corp., "A4", Series 2007-GG9, 5.444%, 3/10/2039	5,100,000	5,122,325
Morgan Stanley Capital I Trust, "A4", Series 2007-HQ11, 5.447%, 2/12/2044	2,280,000	2,284,810
Total Commercial and Non-Agency Mortgage-Backed Securities (Cost $11,155,446)		11,130,121

Government and Agency Obligations 52.0%
Sovereign Bonds 38.1%
Aries Vermogensverwaltung GmbH, Series C, REG S, 9.6%, 10/25/2014	2,250,000	2,872,980
Bundesrepublic Deutschland, Series 06, 4.0%, 7/4/2016 EUR	5,900,000	7,961,255
Dominican Republic:
144A, 8.625%, 4/20/2027	125,000	145,500
Series REG S, 9.5%, 9/27/2011	958,421	1,027,906
Egypt Government AID Bonds, 4.45%, 9/15/2015	13,800,000	13,349,568
Federative Republic of Brazil:
6.0%, 1/17/2017	3,165,000	3,225,135
7.125%, 1/20/2037 (b)	1,045,000	1,181,372
7.875%, 3/7/2015 (b)	1,045,000	1,196,525
8.75%, 2/4/2025	830,000	1,088,960
8.875%, 10/14/2019 (b)	1,170,000	1,485,900
11.0%, 1/11/2012	2,270,000	2,792,100
11.0%, 8/17/2040 (b)	2,295,000	3,114,315
12.5%, 1/5/2016 BRL	1,155,000	652,377
Government of Malaysia, Series 1/04, 4.305%, 2/27/2009 MYR	5,605,000	1,662,538
Government of Ukraine:
Series REG S, 4.95%, 10/13/2015 EUR	620,000	802,086
Series REG S, 7.65%, 6/11/2013	785,000	849,998
Kingdom of Spain, 3.15%, 1/31/2016 EUR	6,300,000	7,957,394
Nigeria, Promissory Note, Series RC, 5.092%, 1/5/2010	32,000	6,400
Province of Ontario, 3.5%, 9/17/2007	6,000,000	5,960,454
Republic of Argentina:
Step-up Coupon, 1.33% to 3/31/2009, 2.5% to 3/31/2019, 3.75% to 3/31/2029, 5.25% to 12/31/2038	510,000	240,465
5.475%**, 8/3/2012 (PIK)	2,786,250	2,662,677
5.83%, 12/31/2033 (PIK) ARS	413	182
7.82%, 12/31/2033 (PIK) EUR	2,832,495	3,888,554
Republic of Colombia:
8.25%, 12/22/2014 (b)	85,000	97,750
10.0%, 1/23/2012	1,245,000	1,472,212
10.75%, 1/15/2013	335,000	416,908
Republic of El Salvador, 144A, 7.65%, 6/15/2035	2,245,000	2,592,975
Republic of Greece:
2.9%, 6/21/2008 EUR	8,200,000	11,031,001
4.5%, 9/20/2037 EUR	8,150,000	10,839,841
Republic of Indonesia, 144A, 6.875%, 3/9/2017	1,470,000	1,558,200
Republic of Panama:
7.125%, 1/29/2026	630,000	693,000
9.375%, 1/16/2023	2,075,000	2,723,437
Republic of Peru, 7.35%, 7/21/2025 (b)	3,805,000	4,413,800
Republic of Philippines:
7.75%, 1/14/2031	295,000	334,088
8.0%, 1/15/2016	1,955,000	2,204,262
8.375%, 2/15/2011	465,000	508,013
9.375%, 1/18/2017	490,000	603,925
Republic of Serbia, 144A, Step-up Coupon, 3.75% to 11/1/2009, 6.75% to 11/1/2024	395,000	375,250
Republic of Turkey:
6.875%, 3/17/2036 (b)	855,000	828,281
7.0%, 9/26/2016	3,165,000	3,236,212
7.25%, 3/15/2015	360,000	375,300
7.375%, 2/5/2025	50,000	51,500
8.0%, 2/14/2034	120,000	132,000
11.75%, 6/15/2010	2,045,000	2,402,875
12.375%, 6/15/2009	1,020,000	1,161,525
20.0%, 10/17/2007 TRY	74	55
Republic of Uruguay:
7.625%, 3/21/2036	605,000	676,088
8.0%, 11/18/2022	955,000	1,095,862
9.25%, 5/17/2017	735,000	909,563
Republic of Venezuela:
6.0%, 12/9/2020 (b)	1,440,000	1,311,120
7.65%, 4/21/2025	20,000	21,010
10.75%, 9/19/2013	3,250,000	3,961,750
Russian Federation, Series REG S, Step-up Coupon, 5.0% to 3/31/2007, 7.5% to 3/31/2030	4,955,100	5,630,976
Russian Ministry of Finance, Series VII, 3.0% 5/14/2011	310,000	282,205
Socialist Republic of Vietnam, 144A, 6.875% 1/15/2016 (b)	1,360,000	1,462,000
United Kingdom Treasury Bond, 5.0%, 3/7/2008 GBP	7,800,000	15,528,251
United Mexican States:
5.625%, 1/15/2017	364,000	369,642
Series A, 6.75%, 9/27/2034	318,000	354,570
		143,780,088
US Government Sponsored Agencies 3.3%
Farmer Mac Guarenteed Trust, Series 2007-1, 144A, 5.125%, 4/19/2017	6,100,000	6,059,496
Tennessee Valley Authority, Series A, 6.79%, 5/23/2012	5,750,000	6,243,017
		12,302,513
US Treasury Obligations 10.6%
US Treasury Bill, 4.845%***, 7/19/2007 (c)	1,980,000	1,958,948
US Treasury Bonds:
5.375%, 2/15/2031	1,580,000	1,692,329
6.25%, 8/15/2023	7,150,000	8,244,286
US Treasury Notes:
4.75%, 2/28/2009	14,000,000	14,020,776
6.125%, 8/15/2007	14,250,000	14,294,531
		40,210,870
Total Government and Agency Obligations (Cost $189,426,727)		196,293,471

Loan Participation 0.2%
Export-Import Bank of Ukraine, 6.8%, 10/4/2012 (Cost $673,139)	690,000	682,824
	Shares	Value ($)

Warrants 0.0%
Dayton Superior Corp., 144A, Expiration 6/15/2009*	40	0
DeCrane Aircraft Holdings, Inc., 144A, Expiration 9/30/2008*	2,740	0
Total Warrants (Cost $0)		0
	Units	Value ($)

Other Investments 0.2%
Hercules, Inc., (Bond Unit), 6.5%, 6/30/2029	315,000	278,775
IdleAire Technologies Corp. (Bond Unit), 144A, Step-up Coupon, 0% to 6/15/2008, 13.0% to 12/15/2012	560,000	369,600
Total Other Investments (Cost $711,019)		648,375
	Shares	Value ($)

Common Stocks 0.0%
GEO Specialty Chemicals, Inc.*	10,608	9,017
GEO Specialty Chemicals, Inc. 144A*	966	821
IMPSAT Fiber Networks, Inc.*	3,214	29,247
Total Common Stocks (Cost $316,181)		39,085

Convertible Preferred Stock 0.0%
Consumer Discretionary
ION Media Networks, Inc. 144A, 9.75%, (PIK) (Cost $139,250)	20	93,000

Securities Lending Collateral 6.7%
Daily Assets Fund Institutional, 5.33% (d) (e) (Cost $25,195,420)	25,195,420	25,195,420

Cash Equivalents 4.7%
Cash Management QP Trust, 5.31% (d) (Cost $17,611,641)	17,611,641	17,611,641
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $381,228,582)+	103.0	388,989,233
Other Assets and Liabilities, Net	(3.0)	(11,199,858)
Net Assets	100.0	377,789,375
* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or the interest or has filed for bankruptcy. The following table represents bonds that are in default:
Securities	Coupon	Maturity Date	Principal Amount ($)		Acquisition Cost ($)	Value ($)
Congoleum Corp.	8.625%	8/1/2008	480,000	USD	451,750	439,200
Grupo Iusacell SA de CV	10.0%	7/15/2004	115,000	USD	72,462	116,150
Oxford Automotive, Inc.	12.0%	10/15/2010	798,203	USD	82,291	11,973
Radnor Holdings Corp.	11.0%	3/15/2010	100,000	USD	91,474	375
					697,977	567,698
** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of April 30, 2007.
*** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $383,932,806. At April 30, 2007, net unrealized depreciation for all securities based on tax cost was $5,056,427. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $9,397,666 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,341,239.
(a) Principal amount stated in US dollars unless otherwise noted.
(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at April 30, 2007 amounted to $24,702,099 which is 6.5% of net assets.
(c) At April 30, 2007, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(d) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(e) Represents collateral held in connection with securities lending.
(f) Security has a deferred interest payment of $35,401 from March 31, 2006.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

PIK: Denotes that all or a portion of the income is paid in-kind.

At April 30, 2007, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Federal Republic of Germany Bond	6/7/2007	290	45,528,992	45,174,668	(354,324)
10 Year Japanese Government Bond	6/11/2007	39	43,800,976	43,855,212	54,236
10 Year US Treasury Note	6/20/2007	88	9,467,814	9,532,875	65,061
Total net unrealized depreciation					(235,027)

At April 30, 2007, open futures contracts sold were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Appreciation ($)
10 Year Australian Bond	6/15/2007	267	22,511,053	22,383,088	127,965
2 Year Federal Republic of Germany Bond	6/7/2007	295	41,613,769	41,521,229	92,540
United Kingdom Treasury Bond	6/27/2007	192	41,423,590	41,147,108	276,482
Total net unrealized appreciation					496,987

At April 30, 2007, open credit default swap contract sold was as follows:

Effective/ Expiration Date	Notional Amount ($)	Cash Flows Received by the Fund	Underlying Debt Obligation	Unrealized Appreciation ($)
3/30/2007 6/20/2012	3,400,000+	Fixed — 2.75%	DJ CDX High Yield	15,481
Counterparty: + JPMorgan Chase

As of April 30, 2007, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)
JPY	4,164,265,000	USD	35,788,187	6/20/2007	689,766
SGD	507,000	USD	335,329	6/20/2007	498
USD	11,795,079	AUD	14,661,000	6/20/2007	393,818
USD	54,599	CAD	63,000	6/20/2007	2,411
USD	962,603	EUR	726,000	6/20/2007	31,109
USD	34,400,421	GBP	17,546,000	6/20/2007	681,736
USD	4,758,075	NOK	29,227,000	6/20/2007	164,895
USD	749,686	NZD	1,096,000	6/20/2007	61,110
USD	114,342	SEK	797,000	6/20/2007	4,971
USD	9,117,903	SGD	13,910,000	6/20/2007	68,466
Total unrealized appreciation					2,098,780
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)
JPY	7,800,000	USD	65,185	5/1/2007	(129)
EUR	5,424,314	USD	7,262,985	5/11/2007	(142,799)
EUR	14,300,000	USD	19,041,616	6/6/2007	(522,161)
GBP	8,400,000	USD	16,329,432	6/6/2007	(467,631)
USD	16,044,752	JPY	1,850,000,000	6/6/2007	(478,326)
CAD	1,395,000	USD	1,190,679	6/20/2007	(71,669)
CHF	26,872,000	USD	22,212,442	6/20/2007	(160,104)
EUR	726,000	USD	973,391	6/20/2007	(20,322)
NOK	1,035,000	USD	169,600	6/20/2007	(4,735)
NZD	54,000	USD	38,763	6/20/2007	(1,185)
SEK	27,190,000	USD	3,873,688	6/20/2007	(196,742)
Total unrealized depreciation					(2,065,803)
Currency Abbreviations
AUD Australian Dollar
ARS Argentine Peso
BRL Brazilian Real
CAD Canadian Dollar
CHF Swiss Franc
EUR Euro
GBP British Pound
IDR Indonesian Rupiah
JPY Japanese Yen
MYR Malaysian Ringgit
NOK Norwegian Krone
NZD New Zealand Dollar
SEK Swedish Krona
SGD Singapore Dollar
TRY New Turkish Lira
USD United States Dollar

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2007 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $338,421,521) — including $24,702,099 of securities loaned	$ 346,182,172
Investment in Cash Management QP Trust (cost $17,611,641)	17,611,641
Investment in Daily Assets Fund Institutional (cost $25,195,420)*	25,195,420
Total investments in securities, at value (cost $381,228,582)	388,989,233
Cash	43,765
Foreign currency, at value (cost $8,067,307)	8,047,398
Receivable for investments sold	1,331,046
Interest receivable	6,047,861
Receivable for daily variation margin on open futures contracts	146,052
Receivable for Fund shares sold	874,785
Foreign taxes recoverable	214,937
Unrealized appreciation on forward foreign currency exchange contracts	2,098,780
Unrealized appreciation on credit default swap contract	15,481
Other assets	40,500
Total assets	407,849,838
Liabilities
Payable for investments purchased	1,455,045
Payable upon return of securities loaned	25,195,420
Payable for Fund shares redeemed	667,543
Unrealized depreciation on forward foreign currency exchange contracts	2,065,803
Accrued management fee	165,079
Other accrued expenses and payables	511,573
Total liabilities	30,060,463
Net assets, at value	$ 377,789,375
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2007 (Unaudited) (continued)
Net Assets
Net assets consist of: Undistributed net investment income	2,289,293
Net unrealized appreciation (depreciation) on: Investments	7,760,651
Credit default swap	15,481
Futures	261,960
Foreign currency related transactions	108,035
Accumulated net realized gain (loss)	(114,309,255)
Paid-in capital	481,663,210
Net assets, at value	$ 377,789,375
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($330,085,343 ÷ 69,956,220 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 4.72
Maximum offering price per share (100 ÷ 95.50 of $4.72)	$ 4.94

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($20,001,208 ÷ 4,239,085 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 4.72

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($25,289,684 ÷ 5,324,120 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 4.75
Class S Net Asset Value, offering and redemption price(a) per share ($2,413,140 ÷ 511,039 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 4.72
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2007 (Unaudited)
Investment Income
Income: Dividends	$ 858
Interest (net of foreign taxes withheld of $3,318)	10,972,945
Interest — Cash Management QP Trust	730,316
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	42,890
Other income	13,820
Total Income	11,760,829
Expenses: Management fee	1,038,493
Services to shareholders	365,125
Custodian fees	20,771
Distribution service fees	583,062
Auditing	30,770
Legal	12,578
Trustees' fees and expenses	17,781
Reports to shareholders	50,109
Registration fees	28,307
Other	36,725
Total expenses before expense reductions	2,183,721
Expense reductions	(11,202)
Total expenses after expense reductions	2,172,519
Net investment income	9,588,310
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	1,246,282
Credit default swaps	291,479
Futures	307,461
Foreign currency related transactions	(1,872,423)
(27,201)
Net unrealized appreciation (depreciation) during the period on: Investments	5,606,288
Credit default swaps	(96,581)
Futures	252,228
Foreign currency related transactions	357,346
6,119,281
Net gain (loss) on investment transactions	6,092,080
Net increase (decrease) in net assets resulting from operations	$ 15,680,390

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2007 (Unaudited)	Year Ended October 31, 2006
Operations: Net investment income	$ 9,588,310	$ 18,301,914
Net realized gain (loss) on investment transactions	(27,201)	2,114,913
Net unrealized appreciation (depreciation) during the period on investment transactions	6,119,281	7,405,099
Net increase (decrease) in net assets resulting from operations	15,680,390	27,821,926
Distributions to shareholders from: Net investment income: Class A	(9,616,480)	(25,662,910)
Class B	(547,343)	(1,879,851)
Class C	(610,853)	(1,451,500)
Class S	(64,104)	(99,658)
Net realized gains: Class A	(1,414,866)	—
Class B	(98,942)	—
Class C	(101,090)	—
Class S	(7,878)	—
Fund share transactions: Proceeds from shares sold	40,479,463	47,193,078
Reinvestment of distributions	8,739,134	20,154,437
Cost of shares redeemed	(34,064,377)	(77,015,280)
Redemption fees	17,345	3,256
Net increase (decrease) in net assets from Fund share transactions	15,171,565	(9,664,509)
Increase (decrease) in net assets	18,390,399	(10,936,502)
Net assets at beginning of period	359,398,976	370,335,478
Net assets at end of period (including undistributed net investment income of $2,289,293 and $3,539,763, respectively)	$ 377,789,375	$ 359,398,976

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended October 31,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 4.68	$ 4.69	$ 4.76	$ 4.53	$ 4.08	$ 4.33
Income (loss) from investment operations: Net investment income[b]	.12	.24	.26	.28	.27	.32
Net realized and unrealized gain (loss) on investment transactions	.08	.13	(.05)	.25	.49	(.21)
Total from investment operations	.20	.37	.21	.53	.76	.11
Less distributions from: Net investment income	(.14)	(.38)	(.28)	(.30)	(.10)	(.25)
Net realized gain on investment transactions	(.02)	—	—	—	—	—
Tax return of capital	—	—	—	—	(.21)	(.11)
Total distributions	(.16)	(.38)	(.28)	(.30)	(.31)	(.36)
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 4.72	$ 4.68	$ 4.69	$ 4.76	$ 4.53	$ 4.08
Total Return (%)[c]	4.39d**	8.37[d]	4.48	12.01	19.05	2.38
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	330	314	320	334	329	300
Ratio of expenses before expense reductions (%)	1.10*	1.14	1.16	1.05	1.12	1.12
Ratio of expenses after expense reductions (%)	1.10*	1.13	1.16	1.05	1.12	1.12
Ratio of net investment income (loss) (%)	5.36*	5.24	5.53	6.01	6.11	7.54
Portfolio turnover rate (%)	141*	175	130	169	180	86
[a] For the six months ended April 30, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended October 31,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 4.68	$ 4.69	$ 4.76	$ 4.52	$ 4.08	$ 4.33
Income (loss) from investment operations: Net investment income[b]	.11	.20	.22	.24	.23	.29
Net realized and unrealized gain (loss) on investment transactions	.07	.13	(.05)	.25	.48	(.21)
Total from investment operations	.18	.33	.17	.49	.71	.08
Less distributions from: Net investment income	(.12)	(.34)	(.24)	(.25)	(.08)	(.23)
Net realized gain on investment transactions	(.02)	—	—	—	—	—
Tax return of capital	—	—	—	—	(.19)	(.10)
Total distributions	(.14)	(.34)	(.24)	(.25)	(.27)	(.33)
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 4.72	$ 4.68	$ 4.69	$ 4.76	$ 4.52	$ 4.08
Total Return (%)[c]	3.97d**	7.45[d]	3.53[d]	11.03	18.08	1.77
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	20	22	29	46	71	82
Ratio of expenses before expense reductions (%)	1.94*	2.16	2.22	1.94	1.94	1.94
Ratio of expenses after expense reductions (%)	1.93*	1.94	2.04	1.94	1.94	1.94
Ratio of net investment income (loss) (%)	4.53*	4.43	4.65	5.12	5.29	6.73
Portfolio turnover rate (%)	141*	175	130	169	180	86
[a] For the six months ended April 30, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended October 31,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 4.71	$ 4.72	$ 4.79	$ 4.56	$ 4.11	$ 4.36
Income (loss) from investment operations: Net investment income[b]	.11	.20	.22	.24	.24	.29
Net realized and unrealized gain (loss) on investment transactions	.07	.13	(.05)	.25	.49	(.20)
Total from investment operations	.18	.33	.17	.49	.73	.09
Less distributions from: Net investment income	(.12)	(.34)	(.24)	(.26)	(.09)	(.23)
Net realized gain on investment transactions	(.02)	—	—	—	—	—
Tax return of capital	—	—	—	—	(.19)	(.11)
Total distributions	(.14)	(.34)	(.24)	(.26)	(.28)	(.34)
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 4.75	$ 4.71	$ 4.72	$ 4.79	$ 4.56	$ 4.11
Total Return (%)[c]	3.95d**	7.41[d]	3.58	11.08	18.20	2.00
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	25	22	20	20	20	15
Ratio of expenses before expense reductions (%)	1.87*	1.94	2.04	1.90	1.79	1.76
Ratio of expenses after expense reductions (%)	1.86*	1.93	2.04	1.90	1.79	1.76
Ratio of net investment income (loss) (%)	4.60*	4.44	4.65	5.16	5.44	6.90
Portfolio turnover rate (%)	141*	175	130	169	180	86
[a] For the six months ended April 30, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended October 31,	2007[a]	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 4.68	$ 4.69	$ 4.88
Income (loss) from investment operations: Net investment income[c]	.13	.25	.20
Net realized and unrealized gain (loss) on investment transactions	.08	.13	(.17)
Total from investment operations	.21	.38	.03
Less distributions from: Net investment income	(.15)	(.39)	(.22)
Net realized gain on investment transactions	(.02)	—	—
Total distributions	(.17)	(.39)	(.22)
Redemption fees	.00***	.00***	.00***
Net asset value, end of period	$ 4.72	$ 4.68	$ 4.69
Total Return (%)	4.49d**	8.57[d]	.54**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	2	1
Ratio of expenses before expense reductions (%)	.88*	.96	1.01*
Ratio of expenses after expense reductions (%)	.87*	.95	1.01*
Ratio of net investment income (loss) (%)	5.59*	5.42	5.76*
Portfolio turnover rate (%)	141*	175	130
[a] For the six months ended April 30, 2007 (Unaudited).
[b] For the period from February 1, 2005 (commencement of operations of Class S shares) to October 31, 2005.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Strategic Income Fund (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end, diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of April 30, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Credit Default Swap Contracts. A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income, to add leverage to the portfolio, or to hedge the risk of default on portfolio securities. As a seller in the credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a third party, such as a US or foreign corporate issuer, on the debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above. This would involve the risk that the contract may expire worthless. It would also involve credit risk — that the seller may fail to satisfy its payment obligations to the Fund in the event of a default. When the Fund sells a credit default swap contract it will "cover" its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the underlying debt obligations for all outstanding credit default swap contracts sold by the Fund.

Credit default swap contracts are marked to market daily based upon quotations from the counterparty and the change in value, if any, is recorded daily as unrealized gain or loss. An upfront payment made by the Fund, is recorded as an asset on the statement of assets and liabilities. An upfront payment received by the Fund, is recorded as a liability on the statement of assets and liabilities. Under the terms of the credit default swap contracts, the Fund receives or makes payments semi-annually based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss on the statement of operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Loan Participations/Assignments. The Fund may invest in US dollar-denominated fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the sovereign borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2006, the Fund had a net tax basis capital loss carryforward of approximately $110,228,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2007 ($16,279,000), October 31, 2008 ($25,665,000), October 31, 2009 ($20,682,000), October 31, 2010 ($38,904,000), October 31, 2011 ($2,469,000), October 31, 2012 ($1,247,000) and October 31, 2014 ($4,982,000), the respective expiration dates, whichever occurs first.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. On December 22, 2006, the SEC indicated that they would not object if a Fund implements FIN 48 in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund, is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to securities sold at a loss and premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. For the period from November 1, 2006 through March 11, 2007, the redemption or exchange of shares held for less than 30 days were assessed a fee of 2% of the total amount redeemed or exchanged. Effective March 12, 2007, the Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis net of foreign withholding taxes. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities bought in default.

B. Purchases and Sales of Securities

During the six months ended April 30, 2007, purchases and sales of investment securities (excluding short-term investments and US Treasury securities) aggregated $186,657,641 and $145,230,314, respectively. Purchases and sales of US Treasury securities aggregated $85,905,011 and $91,096,460, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement between the Fund and Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Investment Management Agreement. The management fee payable under the Investment Management Agreement is equal to the annual rates as follows:

First $250 million of the Fund's average daily net assets	.580%
Next $750 million of such net assets	.550%
Next $1.5 billion of such net assets	.530%
Next $2.5 billion of such net assets	.510%
Next $2.5 billion of such net assets	.480%
Next $2.5 billion of such net assets	.460%
Next $2.5 billion of such net assets	.440%
Over $12.5 billion of such net assets	.420%

Accordingly, for the six months ended April 30, 2007, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.57% of the Fund's average daily net assets.

For the period from November 1, 2006 through September 30, 2007, the Advisor had agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses at 1.93% and 1.89% of average daily net assets for Class B and C shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses).

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the Fund's transfer agent, dividend-paying agent and shareholder service agent for Class A, B and C shares of the Fund. DWS Scudder Service Corporation ("DWS-SSC"), an affiliate of the Advisor, was the Fund's transfer agent, dividend-paying agent and shareholder service agent for Class S shares of the Fund. Effective April 1, 2007, DWS-SSC merged with DWS-SISC. The Board of the Fund approved a new transfer agency agreement between the Fund and DWS-SISC. The new transfer agency agreement is identical in substance to the previous transfer agency agreement for the Fund, except for the named transfer agent. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC (through March 31, 2007) and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the six months ended April 30, 2007, the amounts charged to the Fund by DWS-SISC and DWS-SSC (through March 31, 2007) were as follows:

Service Provider Fee	Total Aggregated	Unpaid at April 30, 2007
Class A	$ 225,698	$ 93,194
Class B	21,055	21,055
Class C	16,222	7,661
Class S	1,571	102
	$ 264,546	$ 122,012

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2007, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2007
Class B	$ 78,634	$ 11,923
Class C	87,407	15,205
	$ 166,041	$ 27,128

In addition, DWS-SDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2007, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2007	Annualized Effective Rate
Class A	$ 362,454	$ 122,206.23%
Class B	25,895	8,422.25%
Class C	28,672	10,071.25%
	$ 417,021	$ 140,699

Underwriting and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2007 aggregated $25,499.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2007, the CDSC for Class B and C shares aggregated $22,451 and $1,727, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares. For the six months ended April 30, 2007, DWS-SDI received $484 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory, filing services to the Fund. For the six months ended April 30, 2007, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $29,714, of which $11,872 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specific amounts for various committee services and for the Board Chairperson.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay its Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Fee Reductions

For the six months ended April 30, 2007, the Advisor agreed to reimburse the Fund $2,771, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the six months ended April 30, 2007, the Fund's custodian fees were reduced by $2,097 and $6,334, respectively, for the custody and transfer agent credits earned.

E. Line of Credit

The Fund and other affiliated funds (the ``Participants'') share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Investing in High-Yield Securities

Investing in high-yield securities may involve greater risks and considerations not typically associated with investing in US Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high-yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid due to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

G. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements and may have prices more volatile than those of comparable securities of issuers in the United States of America.

H. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2007		Year Ended October 31, 2006
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	6,763,075	$ 31,751,884	7,423,407	$ 34,286,687
Class B	332,961	1,562,553	801,269	3,707,169
Class C	1,294,342	6,117,939	1,623,651	7,541,011
Class S	222,941	1,047,087	357,625	1,658,211
		$ 40,479,463		$ 47,193,078
Shares issued to shareholders in reinvestment of distributions
Class A	1,659,337	$ 7,782,462	3,884,270	$ 17,881,360
Class B	88,675	415,877	260,297	1,198,493
Class C	102,815	485,309	215,421	998,001
Class S	11,819	55,486	16,631	76,583
		$ 8,739,134		$ 20,154,437
Shares redeemed
Class A	(5,545,110)	$ (26,026,185)	(12,486,137)	$ (57,665,650)
Class B	(955,552)	(4,481,611)	(2,453,697)	(11,327,056)
Class C	(670,568)	(3,170,083)	(1,574,762)	(7,312,061)
Class S	(82,276)	(386,498)	(153,874)	(710,513)
		$ (34,064,377)		$ (77,015,280)
Redemption fees		$ 17,345		$ 3,256
Net increase (decrease)
Class A	2,877,302	$ 13,524,394	(1,178,460)	$ (5,495,524)
Class B	(533,916)	(2,503,179)	(1,392,131)	(6,421,356)
Class C	726,589	3,434,275	264,310	1,228,086
Class S	152,484	716,075	220,382	1,024,285
		$ 15,171,565		$ (9,664,509)

I. Regulatory Matters and Litigation

Regulatory Settlements. On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and Deutsche Investment Management Americas Inc. ("DIMA"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed to funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Based on the prescribed settlement order, the Fund was not entitled to a portion of the settlement.

As part of the settlements, DIMA, DAMI and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Private Litigation Matters. The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

J. Payments made by Affiliates

During the six months ended April 30, 2007, the Advisor fully reimbursed the Fund $13,820 for losses incurred on trades executed incorrectly. The amount of the loss was less than 0.01% of the Fund's average net assets thus having no impact on the Fund's total return.

Account Management Resources

For shareholders of Classes A, B and C
Automated Information Line	(800) 621-1048 Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.
Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C
Nasdaq Symbol	KSTAX	KSTBX	KSTCX
CUSIP Number	23337K 101	23337K 200	23337K 309
Fund Number	010	210	310
For shareholders of Class S
Automated Information Lines	(800) 728-3337 Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Site	www.dws-scudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	KSTSX
Fund Number	2391

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc.,DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2006

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the Chairman of the Nominating and Governance Committee, Two International Place, Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Strategic Income Fund

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	June 27, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Strategic Income Fund

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	June 27, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	June 27, 2007